Exhibit 99.1


                         Aquentium, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, Mark T. Taggatz, Chief Executive Officer and Principal Financial Officer of Aquentium, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     a. the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2003, fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 14, 2003
                                     /s/ Mark T. Taggatz
                                   ____________________________________
                                   Mark T. Taggatz
                                   Chief  Executive Officer
                                   Principal Financial Officer